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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2005


                          JOHN Q. HAMMONS HOTELS, L.P.
           (Exact name of registrants as specified in their charters)


            DELAWARE                  033-7334001              43-1523951
            MISSOURI           (Commission File Number)        33-1006528
(State or Other Jurisdiction                                  (IRS Employer
        of Incorporation)                                  Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  /   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

/  /   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

/  /   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

/  /   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 15, 2005, the general partner of the registrant released the general partner's results of operations and financial condition for the fourth fiscal quarter and for fiscal 2004, ended December 31, 2004. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the general partner's earnings press release dated February 15, 2005.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit No.                               Exhibit
           99.1 Press Release, dated February 15, 2005, issued by the registrant's general partner


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JOHN Q. HAMMONS HOTELS, L.P.

                                     By:      John Q. Hammons Hotels, Inc.
                                              its General Partner



                                     By:           /s/    Louis Weckstein
                                              ----------------------------------
                                              Louis Weckstein
                                              President

                                     JOHN Q. HAMMONS HOTELS FINANCE
                                     CORPORATION III



                                     By:           /s/    Louis Weckstein
                                              ----------------------------------
                                              Louis Weckstein
                                              President


Date: February 15, 2005



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                                  EXHIBIT INDEX

Exhibit No.                                  Exhibit
   99.1               Press Release, dated February 15, 2005, issued by John Q.
                      Hammons Hotels, Inc.


























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